                                     SCHEDULE 14A
                                    (RULE 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT

                               SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                                     / /  Confidential, For Use of the
                                                                          Commission Only (as permitted
                                                                          by Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             COMMISSION FILE NO. 0-20845

                         BIG BUCK BREWERY & STEAKHOUSE, INC.
                   (Name of Registrant as Specified In Its Charter)


       (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies: ______________________________________________
     2)   Aggregate number of securities to which
            transaction applies: ______________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________________________________________
     4)   Proposed maximum aggregate value of transaction: ____________________
     5)   Total fee paid: _____________________________________________________

/ /  Fee paid previously with preliminary materials: __________________________

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount Previously Paid: _____________________________________________
     2)   Form, Schedule or Registration Statement No.: _______________________
     3)   Filing Party: _______________________________________________________
     4)   Date Filed: _________________________________________________________

                         BIG BUCK BREWERY & STEAKHOUSE, INC.
                              550 SOUTH WISCONSIN STREET
                               GAYLORD, MICHIGAN 49735




                                     May 15, 1998


Dear Shareholder:

     I am pleased to invite you to attend the 1998 Annual Meeting of Shareholders of Big Buck Brewery & Steakhouse, Inc., to be held at Big Buck Brewery & Steakhouse, 550 South Wisconsin Street, Gaylord, Michigan, on June 10, 1998, at 9:00 a.m. local time.

     At the Annual Meeting you will be asked to vote for the election of directors and to ratify the appointment by the Board of Directors of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending January 3, 1999. The accompanying material contains the Notice of Annual Meeting, the Proxy Statement, which includes information about the matters to be acted upon at the Annual Meeting, and the related proxy card.

     I sincerely hope you will be able to attend the Company's Annual Meeting. Whether or not you are able to attend the Annual Meeting in person, I urge you to sign and date the enclosed proxy and return it promptly in the enclosed envelope. If you do attend the Annual Meeting in person, you may withdraw your proxy and vote personally on any matters brought properly before the Annual Meeting.

                                       Sincerely,

                                       BIG BUCK BREWERY & STEAKHOUSE, INC.



                                       /s/ William F. Rolinski
                                       William F. Rolinski
                                       President and Chief Executive Officer

                         BIG BUCK BREWERY & STEAKHOUSE, INC.
                              550 SOUTH WISCONSIN STREET
                               GAYLORD, MICHIGAN 49735


                                 -------------------

                                        NOTICE
                                          OF
                         1998 ANNUAL MEETING OF SHAREHOLDERS
                                      TO BE HELD
                                    JUNE 10, 1998

                                 -------------------


     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Big Buck Brewery & Steakhouse, Inc., a Michigan corporation (the "Company"), will be held at Big Buck Brewery & Steakhouse, 550 South Wisconsin Street, Gaylord, Michigan, on June 10, 1998, at 9:00 a.m. local time, for the following purposes, as more fully described in the accompanying Proxy
Statement:

     1. To elect four directors for the ensuing year and until their successors shall be elected and duly qualified;

     2. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending January 3, 1999; and

     3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on April 15, 1998, are entitled to notice of and to vote at the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please mark, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time before they are exercised and, if you attend the Annual Meeting in person, you may withdraw your proxy and vote personally on any matter brought properly before the Annual Meeting.

                                       Sincerely,

                                       BIG BUCK BREWERY & STEAKHOUSE, INC.


                                       /s/ William F. Rolinski
                                       William F. Rolinski
                                       President and Chief Executive Officer
Gaylord, Michigan
May 15, 1998

                         BIG BUCK BREWERY & STEAKHOUSE, INC.
                              550 SOUTH WISCONSIN STREET
                               GAYLORD, MICHIGAN 49735


                                 -------------------

                                   PROXY STATEMENT
                                         FOR
                         1998 ANNUAL MEETING OF SHAREHOLDERS
                                      TO BE HELD
                                    JUNE 10, 1998

                                 -------------------


                    INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Big Buck Brewery & Steakhouse, Inc. (the "Company") for use at the 1998 Annual Meeting of Shareholders (the "Annual Meeting") to be held at Big Buck Brewery & Steakhouse, 550 South Wisconsin Street, Gaylord, Michigan on June 10, 1998, at 9:00 a.m. local time, or at any adjournment or postponement thereof. All shares of Common Stock represented by properly executed and returned proxies, unless such proxies have previously been revoked, will be voted at the Annual Meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Shares represented by properly executed and returned proxies on which no specification has been made will be voted FOR the election of the nominees for director named herein and FOR ratification of the appointment of the independent public accountants for the fiscal year ending January 3, 1999. If any other matters are properly presented at the Annual Meeting for action, including a question of adjourning or postponing the Annual Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

     The Notice of Annual Meeting, this Proxy Statement and the related proxy card are first being mailed to shareholders of the Company on or about May 15, 1998.

RECORD DATE AND OUTSTANDING COMMON STOCK

     The Board has fixed the close of business on April 15, 1998, as the Record Date for determining the holders of the Company's outstanding voting shares entitled to notice of, and to vote at, the Annual Meeting. On that date, there were 5,285,000 shares of Common Stock issued, outstanding and entitled to vote.

REVOCABILITY OF PROXIES

     Any shareholder who executes and returns a proxy may revoke it at any time before it is voted. Any shareholder who wishes to revoke a proxy can do so by
(i) executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, (ii) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company prior to the vote at the Annual Meeting, or (iii) appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates. Any written notice or subsequent proxy should be delivered to Big Buck Brewery & Steakhouse, Inc., 550 South Wisconsin Street, Gaylord, Michigan 49735, Attention: Secretary of the Company, or hand-delivered to the Secretary of the Company prior to the vote at the Annual Meeting.

VOTING AND SOLICITATION

     Each shareholder is entitled to one vote, exercisable in person or by proxy, for each share of Common Stock held of record on the Record Date. Shareholders do not have the right to cumulate votes in the election of directors.

     Expenses incurred in connection with the solicitation of proxies will be paid by the Company. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no consideration other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares of Common Stock held as of the Record Date and will reimburse such persons for their reasonable expenses so incurred.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The presence, in person or by proxy, of the holders of at least of a majority of the shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. All votes will be tabulated by the inspector of election for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

     If a properly executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

     If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the Annual Meeting for purposes of determining a quorum, but will not be considered to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding beneficial ownership of its Common Stock as of April 30, 1998, by (i) each person who is known to the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each of the Company's directors and nominees for director, (iii) each executive officer named in the "Summary Compensation Table" below, and (iv) all executive officers and directors as a group. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to such shares. Except as otherwise noted below, the Company knows of no agreements among its shareholders which relate to voting or investment power with respect to its Common Stock.

                                                         SHARES       PERCENT
                                                      BENEFICIALLY      OF
                                                         OWNED(1)      CLASS
                                                      ------------    -------
Perkins Capital Management, Inc.(2) ...............     1,031,600       17.8%
     730 East Lake Street
     Wayzata, Minnesota 55391
William F. Rolinski(3) ............................       840,608        15.9
Casimer I. Zaremba(3)(4)(5) .......................       685,007        12.9
Blair A. Murphy, D.O.(3)(4) .......................       645,007        12.2
The Perkins Opportunity Fund(6) ...................       600,000        10.7
     730 East Lake Street
     Wayzata, Minnesota 55391
Henry T. Siwecki(3)(4)(7) .........................       146,989         2.7
Gary J. Hewett(8) .................................        30,000           *
Anthony P. Dombrowski(9) ..........................        23,000           *
All Executive Officers and Directors as a
 Group (6 persons)(7)(10) .........................     2,370,611       44.2%

------------------
*Represents less than one percent.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and includes voting or investment power with respect to securities. Securities "beneficially owned" by a person may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the option or right to acquire Common Stock within 60 days. The number of shares beneficially owned includes shares issuable pursuant to warrants and stock options that are exercisable within 60 days of April 30, 1998.
 (2) As set forth in Schedule 13G filed with the Commission by Perkins Capital Management, Inc. ("PCM") and The Perkins Opportunity Fund ("POF") on February 12, 1998. Includes (i) 214,800 shares of Common Stock owned by the clients of PCM, (ii) 216,800 shares of Common Stock subject to currently exercisable warrants owned by the clients of PCM, (iii) 300,000 shares of Common Stock owned by POF, and (iv) 300,000 shares of Common Stock subject to currently exercisable warrants owned by POF. PCM has (i) sole power to vote 377,000 shares of Common Stock, including 300,000 shares of Common Stock owned by POF, and (ii) sole power to dispose of 1,031,600 shares of Common Stock, including 300,000 shares of Common
      Stock owned by POF and 300,000 shares of Common Stock subject to currently exercisable warrants owned by POF. PCM disclaims beneficial ownership of the securities owned by POF.
 (3) Substantially all of the shares beneficially owned by Messrs. Rolinski, Zaremba, Murphy and Siwecki are subject to a three-year escrow agreement with Norwest Bank Minnesota, National Association, the Company and the Commissioner of Commerce for the State of Minnesota dated June 7, 1996.
 (4) Includes 10,000 shares of Common Stock subject to currently exercisable options.
 (5) Beneficial ownership of 450,005 of these shares is shared with Walter Zaremba, Casimer Zaremba's brother.
 (6) As set forth in Schedule 13G filed with the Commission by PCM and POF on February 12, 1998. Includes 300,000 shares of Common Stock subject to currently exercisable warrants. Ownership of ten percent or more of the outstanding stock of the Company requires the prior approval of the Michigan Liquor Control Commission. As a result, the warrants held by POF cannot be exercised in their entirety without such approval.
 (7) Includes 6,000 shares of Common Stock subject to currently exercisable warrants.
 (8) Represents shares of Common Stock subject to currently exercisable options.
 (9) Includes 18,000 shares of Common Stock subject to currently exercisable options.
(10) Includes 78,000 shares of Common Stock subject to currently exercisable options.

                                 PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

NOMINEES

     Four persons have been nominated for election as directors at the Annual Meeting, all of whom currently serve as directors of the Company. Directors of the Company are elected annually, by a plurality of the votes cast, to serve until the next Annual Meeting and until their successors are elected and duly qualified. There are no family relationships between any director or officer.

     It is intended that votes will be cast pursuant to the enclosed proxy for the election of the nominees listed in the table below, except for those proxies which withhold such authority. Shareholders do not have cumulative voting rights with respect to the election of directors, and proxies cannot be voted for a greater number of directors than the number of nominees. In the event that any of the nominees shall be unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such other person or persons as the remaining directors may recommend in the place of such nominee. The Company has no reason to believe that any of the nominees will not be candidates or will be unable to serve.

VOTE REQUIRED

     The four nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting shall be elected to the Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors and a broker non-vote will not be treated as voting in person or by proxy on the proposal. Set forth below is certain information concerning the nominees for the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

NAME                     AGE  PRINCIPAL OCCUPATION
---                      ---  -------------------------------------------------
William F. Rolinski ....  50   Chief Executive Officer, President and Director
                                of the Company

Blair A. Murphy, D.O. ..  44   Self-Employed Physician

Henry T. Siwecki .......  54   Sole Owner and President of Siwecki
                                Construction, Inc.

Casimer I. Zaremba .....  77   Private Investor

BUSINESS EXPERIENCE

     WILLIAM F. ROLINSKI is a founder of the Company and has been the Chief Executive Officer, President and a director since its formation in 1993. From 1987 to 1994, Mr. Rolinski was the founder, secretary and corporate counsel of Ward Lake Energy, Inc. ("Ward Lake"), an independent producer of natural gas in Michigan. While Mr. Rolinski was at Ward Lake, the Company drilled and produced over 500 natural gas wells with combined reserves of over $200 million.

     BLAIR A. MURPHY, D.O. is a founder of the Company and has been a director since its formation in 1993. Dr. Murphy has been a urological surgeon since 1990 and is presently a self-employed physician.

     HENRY T. SIWECKI has been a director since August 1995. For more than the last five years, Mr. Siwecki has been the sole owner and President of Siwecki Construction, Inc., a commercial and residential contractor.

     CASIMER I. ZAREMBA is a founder of the Company and has been a director since its formation in 1993. Mr. Zaremba has been a private investor for more than the past five years.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of four meetings during the fiscal year ended December 28, 1997 ("1997"). Each of the incumbent directors attended all of the meetings of the Board. The Board also took action pursuant to written consent once during the last fiscal year. The Board of Directors has established Audit and Compensation Committees, both of which consist of only non-employee directors.

     The Audit Committee, which consisted of Messrs. Murphy, Siwecki and Zaremba during 1997, is responsible for recommending independent public accountants, reviewing with the independent public accountants the scope and results of the audit engagement, establishing and monitoring the Company's financial policies and control procedures, reviewing and monitoring the provision of non-audit services by the Company's independent public accountants and reviewing all potential conflict of interest situations. The Audit Committee held one meeting during 1997. Such meeting was attended by all members of the Audit Committee.

     The Compensation Committee, which consisted of Messrs. Murphy, Siwecki and Zaremba during 1997, determines and establishes the salaries, bonuses and other compensation of the executive officers of the Company. The Compensation Committee held one meeting during 1997 and such meeting was attended by all members of the Compensation Committee.

DIRECTOR COMPENSATION

     Directors currently do not receive any cash compensation from the Company for their service as members of the Board of Directors; however, the Company may pay fees to its directors, or reimburse certain expenses of its directors in connection with attendance at Board of Directors and committee meetings, in the future. Non-employee directors receive periodic option grants under the Company's 1996 Director Stock Option Plan. During 1997, the Company granted an option, under such plan, for the purchase of 5,000 shares of Common Stock to each non-employee director and automatically grants such options annually for each year of continued service on the Board of Directors. Each option is granted at fair market value on the date of grant, vests one year after the date of grant and expires ten years after the date of grant.

                                EXECUTIVE COMPENSATION

     The following table sets forth information with respect to compensation paid by the Company to the Chief Executive Officer and the four other highest paid executive officers who received in excess of $100,000 for services rendered to the Company during the fiscal years ended December 28, 1997, December 29, 1996 and December 31, 1995. The Company has no formalized employment agreements with its executive officers.

                              SUMMARY COMPENSATION TABLE

                                  ANNUAL COMPENSATION   LONG-TERM COMPENSATION AWARDS
                                  -------------------   -----------------------------
                                                             SHARES OF COMMON STOCK
   NAME AND PRINCIPAL POSITION      YEAR       SALARY          UNDERLYING OPTIONS
--------------------------------    ----       ------        ----------------------
William F. Rolinski                 1997       $167,308           75,000
  Chief Executive Officer           1996        134,038                -
                                    1995(1)      34,000                -

Gary J. Hewett                      1997       $152,061          125,000
  Executive Vice President and      1996(2)     101,445           55,000
  Chief Operating Officer           1995              -                -

Anthony P. Dombrowski               1997       $102,615           60,000
  Chief Financial Officer and       1996(3)     112,516           33,000
  Treasurer                         1995         15,300                -

---------------------
(1)  Prior to May 26, 1995, Mr. Rolinski was not paid for his services.
(2)  Mr. Hewett's employment with the Company began on April 1, 1996.
(3)  Mr. Dombrowski's employment with the Company began on May 1, 1996.

     The following tables summarize stock option grants and option exercises during 1997 to or by the executive officers set forth below and certain other information relative to such options.


                          OPTION GRANTS IN FISCAL YEAR 1997

                       NUMBER OF
                       SECURITIES   PERCENT OF TOTAL,
                       UNDERLYING    OPTIONS GRANTED    EXERCISE OR
                        OPTIONS      TO EMPLOYEES IN    BASE PRICE   EXPIRATION
        NAME            GRANTED        FISCAL YEAR     ($/SHARE)(1)     DATE
-------------------    ----------   ----------------   ------------  ---------
William F. Rolinski       75,000          25.9%           $4.75      9/29/07
Gary J. Hewett           125,000          43.1%           $4.75      9/29/07
Anthony P. Dombrowski     60,000          20.7%           $4.75      9/29/07

----------------------
(1) Fair market value per share on the date of grant, in accordance with the Company's 1996 Stock Option Plan.


                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997
                     AND FISCAL YEAR END OPTION VALUES

                                                            NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                            SHARES                        OPTIONS AT FISCAL YEAR END        AT FISCAL YEAR END(1)
                           ACQUIRED ON      VALUE         ---------------------------     ---------------------------
          NAME              EXERCISE       REALIZED       EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----------------------     -----------     --------       -----------    -------------    -----------   -------------
William F. Rolinski             -                -               -          75,000                -       $56,250
Gary J. Hewett                  -                -          17,500         162,500          $20,625       $90,625
Anthony P. Dombrowski           -                -          10,500          82,500          $12,375       $46,875

----------------------
(1) Market value of underlying securities at fiscal year end minus the exercise price.

                                   PROPOSAL NO.  2
           RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending January 3, 1999.
A proposal to ratify that appointment will be presented to shareholders at the Annual Meeting. If the shareholders do not ratify such appointment, another firm of independent public accountants will be selected by the Board of Directors. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JANUARY 3, 1999.


                                CERTAIN TRANSACTIONS

     The Company issued a promissory note for $250,000, with annual interest thereon at nine percent, to Mr. Zaremba, a director of the Company, on March 17, 1995 which was due and payable on May 17, 1995. A portion of the proceeds of the December 1995 pre-bridge financing (the "Pre-Bridge Financing") was used to repay $50,000 borrowed thereunder. On April 10, 1996, the Company and Mr. Zaremba agreed to replace such promissory note with a new promissory note for $175,000, with annual interest thereon at nine percent. A portion of the proceeds of the February 1996 bridge financing (the "Bridge Financing") was used to repay $50,000 borrowed thereunder. The Company also used a portion of the proceeds of its initial public offering to fully retire this promissory note. The Company believes the terms of its transactions with Mr. Zaremba were no less favorable to the Company than those that could be obtained from unaffiliated third parties.

     The Company entered into a $750,000 revolving credit facility with Gornick Holdings Ltd. Partnership. Prior to the Pre-Bridge and Bridge Financings, the Company had borrowed $250,000 under this credit facility. Messrs. Rolinski, Murphy, Siwecki and Zaremba, directors of the Company, guaranteed repayment of this facility. A portion of the proceeds of the Pre-Bridge and Bridge Financings was used to repay the $250,000 borrowed thereunder. The revolving credit facility was terminated by the Company on April 1, 1996.

     The Company has entered into a loan agreement with NBD Bank for three separate loan facilities which aggregate $3.0 million. Messrs. Rolinski, Murphy and Zaremba, directors of the Company, have personally guaranteed repayment of all amounts under this loan agreement. Messrs. Rolinski, Murphy and Zaremba do not intend to personally guarantee future obligations of the Company.

     The Company and its affiliates will only engage in other material transactions with promoters if the transactions are (i) on terms no less favorable to the Company or its affiliates than those that are generally available from unaffiliated third parties and (ii) ratified by a majority of independent outside members of the Company's Board of Directors who do not have an interest in the transactions.

                         COMPLIANCE WITH SECTION 16(a) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Commission and to provide the Company with copies of all such reports. To the Company's knowledge, based solely on a review of copies of reports filed with the Commission during 1997, all applicable
Section 16(a) filing requirements have been met.

EXECUTIVE OFFICERS OF THE REGISTRANT

     The following table provides information with respect to the Company's executive officers. Each such person has been appointed to serve until his successor is duly appointed by the Board or his earlier removal or resignation from office.

         NAME          AGE                         TITLE
--------------------   ---   -----------------------------------------------
William F. Rolinski     50   Chief Executive Officer, President and Director
Gary J. Hewett          36   Executive Vice President and Chief Operating
                             Officer
Anthony P. Dombrowski   37   Chief Financial Officer and Treasurer


     WILLIAM F. ROLINSKI -- See "Election of Directors."

     GARY J. HEWETT became the Chief Operating Officer and Executive Vice President of the Company in April 1996. From 1989 to March 1996, he served in various capacities at Hooters of America, Inc., ("Hooters"), a national restaurant chain, including Vice President of Franchise Operations in which Mr. Hewett was responsible for the operational support of 84 franchised restaurants and Vice President of Company Operations where he was responsible for the operation of 28 company-owned restaurants. Mr. Hewett's responsibilities at Hooters included supervision of site selection, restaurant design and layout, training and new restaurant openings. From 1986 to 1989, Mr. Hewett was employed by the Marriott Corporation as a restaurant general manager.

     ANTHONY P. DOMBROWSKI became the Chief Financial Officer of the Company in May 1996. He acted as a consultant to the Company, in the capacity of Chief Financial Officer, from January 1996 to May 1996. From February 1995 to May 1996, Mr. Dombrowski operated his own financial and consulting business. Mr. Dombrowski began his career with Price Waterhouse LLP in 1982. From 1989 to 1995, Mr. Dombrowski was the Chief Financial Officer of Ward Lake.


                                SHAREHOLDER PROPOSALS

     Shareholders wishing to present proposals for action by the shareholders at the next annual meeting must present such proposals at the principal offices of the Company not later than January 15, 1999. Due to the complexity of the respective rights of the shareholders and the Company in this area, any shareholder desiring to propose such an action is advised to consult with his or her legal counsel with respect to such rights. It is suggested that any such proposals be submitted by certified mail, return receipt requested.

                            ANNUAL REPORT TO SHAREHOLDERS

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 28, 1997, accompanies this Notice of Annual Meeting, Proxy Statement and the related proxy card. No part of the Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.


                                     FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 28, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE EXHIBIT INDEX ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF FEES BASED ON THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBIT(S) SHOULD BE DIRECTED TO DEBORAH Y. PETERS, SECRETARY, AT THE COMPANY'S PRINCIPAL ADDRESS.

                                       Sincerely,

                                       BIG BUCK BREWERY & STEAKHOUSE, INC.



                                       /s/ William F. Rolinski
                                       William F. Rolinski
                                       President and Chief Executive Officer

Gaylord, Michigan
May 15, 1998

                      BIG BUCK BREWERY & STEAKHOUSE, INC.
                           550 SOUTH WISCONSIN STREET
                            GAYLORD, MICHIGAN 49735

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of Big Buck Brewery & Steakhouse, Inc., a Michigan corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 15, 1998, and hereby appoints William F. Rolinski and Anthony P. Dombrowski, or either of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of the Company to be held at Big Buck Brewery & Steakhouse, 550 South Wisconsin Street, Gaylord, Michigan, on June 10, 1998, at 9:00 a.m. local time, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of Common Stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

1. To elect four directors for the ensuing year and until their successors shall be elected and duly qualified.

/ /  FOR all nominees listed below        / /  WITHHOLD AUTHORITY
   (except as marked to the contrary         to vote for all nominees listed
   below)                                    below
WILLIAM F. ROLINSKI, BLAIR A. MURPHY, D.O., HENRY T. SIWECKI, CASIMER I. ZAREMBA

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT
            NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

________________________________________________________________________________

2. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending January 3, 1999.

       / /  FOR                 / /  AGAINST             / /  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE.)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

    Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and, if not previously furnished, a certificate or other evidence of appointment should be furnished. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                                             Dated:
                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.